Exhibit 10.1

VIE CONTRACT TERMINATION AGREEMENT
VIE 合同终止协议

This Termination Agreement ("Agreement") is made and entered into as of August 4, 2025, by and among:
本终止协议（“协议”）于2025年8月4日由以下各方签订：

1. Dayourenzai (Shenzhen) Technology Co., Ltd., a wholly foreign-owned enterprise incorporated under the laws of the People’s Republic of China, with its registered address at Room 1501, Building A, Block 1, Wanggu Chuangxiang Tower, No. 21 Gongye 6th Road, Yanshan Community, Zhaoshang Subdistrict, Nanshan District, Shenzhen, China ("WFOE");
大有人在（深圳）科技有限公司，一家依中华人民共和国法律设立的外商独资企业，注册地址为：中国深圳市南山区招商街道沿山社区工业六路21号网谷创享大厦1栋A座1501（“WFOE”）；

2. Daheshou (Shenzhen) Information Technology Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China, with its registered address at Room 1501, Building A, Block 1, Wanggu Chuangxiang Tower, No. 21 Gongye 6th Road, Yanshan Community, Zhaoshang Subdistrict, Nanshan District, Shenzhen, China ("VIE");
大合手（深圳）信息科技有限公司，一家依中华人民共和国法律设立的有限责任公司，注册地址为：中国深圳市南山区招商街道沿山社区工业六路21号网谷创享大厦1栋A座1501（“VIE”）；

3. LIU Xiaoyun and XIE Jing, citizens of the People’s Republic of China, who are the registered shareholders of the VIE (collectively, "Nominee Shareholders").
刘晓云和谢靖，中华人民共和国公民，为VIE的登记股东（统称为“名义股东”）。

RECITALS
鉴于

WFOE, VIE, and the Nominee Shareholders entered into a series of contractual agreements, including but not limited to the execution of Exclusive Option Agreement, the Exclusive Business Cooperation Agreement, the Equity Interest Pledge Agreement, the Power of Attorney and other ancillary agreements or documents (collectively, the "VIE Agreements").

WFOE、VIE与名义股东曾签署一系列合同协议安排（包括但不限于签署独家购买权协议、独家业务合作协议、股权质押协议、授权委托书及其配套协议或文件（统称为“VIE协议”）

•	The parties have agreed to terminate the VIE Agreements. 各方现同意终止VIE协议.

TERMS 条款

1.	Termination of Agreements 协议终止

The parties hereby agree that, effective as of August 4, 2025, all of the VIE Agreements listed above are terminated and shall be of no further force or effect.
各方同意，自2025年8月4日起，上述VIE协议全部终止，不再具有任何法律效力。

2.	Release of Rights and Obligations 权利义务的解除

Each party hereby releases the other parties from any and all past, present, and future obligations。
各方在此解除其他各方根据VIE协议所产生的所有既往、现在和未来的义务。

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3.	Deregistration of Equity Pledge 股权质押的注销

The parties agree to take all necessary steps to deregister the equity pledge.
各方同意采取一切必要措施注销股权质押。

4.	Confidentiality 保密条款

Each party shall maintain the confidentiality of this Agreement.
各方应对本协议内容予以保密。

5.	Governing Law 适用法律

This Agreement shall be governed by the laws of the People’s Republic of China.
本协议适用中华人民共和国法律。

6.	Successors

继任者

The terms of this Agreement shall be binding on the Parties hereto and their respective successors and permitted assigns, and shall be valid with respect to the Parties and each of their successors and permitted assigns.

本协议的条款对各方及各方各自的继任者和经允许的受让方具有约束力，并对其有效。

7.	Language and Counterparts

语言和副本

This Agreement is written in both English and Chinese. In case of any conflicts between the English Version and the Chinese version, the Chinese version shall prevail.

本协议以英文和中文书就。如果英文版本和中文版本之间有任何不一致，以中文版本为准。

8.	Miscellaneous 其他条款

This Agreement constitutes the entire agreement.
本协议构成各方之间关于该事项的完整协议。

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Termination Agreement as of the date first above written.

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本终止协议并即生效，以昭信守。

WFOE：Dayourenzai (Shenzhen) Technology Co., Ltd.

大有人在（深圳）科技有限公司

By签字: /s/ LIU Xiaoyun

Name: LIU Xiaoyun

姓名： 刘晓云

Title: Legal Representative

职位： 法定代表人

VIE： Daheshou (Shenzhen) Information Technology Co., Ltd.

大合手（深圳）信息科技有限公司

By签字: /s/ LIU Xiaoyun

Name: LIU Xiaoyun

姓名： 刘晓云

Title: Legal Representative

职位： 法定代表人

Nominee Shareholders：

名义股东：

Signature 签字: /s/ LIU Xiaoyun	Signature 签字: /s/ XIE Jing
Name: LIU Xiaoyun	Name： XIE Jing
姓名： 刘晓云	姓名: 谢靖

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